SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:               September 25, 2000

ADVANTA Mortgage Loan Trust 2000-2

New York                        333-92669-03                 "Pending"

c/o ADVANTA Mortgage Corp., USA
Attn:  H. John Berens
10790 Rancho Bernardo Road
San Diego, Ca  92127

(858) 676-3099



Item 5.                       Other Events

Information relating to the distributions to Certificate holders for the August, 2000 Monthly Period of the Trust in respect of the Mortgage Loan Asset-Backed Certificates, Series 2000-2 issued by the Registrant and the performance of the Trust (including distributions of principal and interest, delinquent balances of Home Equity Loans, and the Subordinated amount remaining), together with certain other information relating to the certificates, is contained in the Monthly
Report for the Monthly Period provided to certificateholders pursuant to the Pooling and Servicing Agreement (the "Agreement") dated as of August 1, 2000 between ADVANTA Mortgage Corp.,
USA as Servicer, and Bankers Trust Company, as Trustee.


Item 7.                       Financial Statements, Exhibits

               Exhibit No.                    Exhibit

                           1. Monthly Report for the August 2000 Monthly
                              period relating to the Mortgage Loan Asset-
                              Backed Certificates, Series 2000-2,
                              issued by the ADVANTA Mortgage Loan
                              Trust 2000-2.


                                              EXHIBIT INDEX

Exhibit

      1.       Monthly Report for the August 2000 Monthly
               Period relating to the Mortgage Loan Asset-Backed
               Certificates, Series 2000-2, issued by the ADVANTA Mortgage Loan Trust 2000-2.





                                              SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



ADVANTA Mortgage Loan Trust 2000-2
               ADVANTA Mortgage Corp., USA
BY:



               /s/ H. John Berens
BY:            H. John Berens
               Senior Vice President
               Advanta Mortgage



September 30, 2000

                                              EXHIBIT 1
               ADVANTA Mortgage Loan Trust 2000-2

                          Statement to Certificateholders

Distribution in Dollars - Current Period
                                   Prior
                   Class         Original        Principal                                       Total
     Class          Type         Face Value       Balance       Interest       Principal     Distribution
A-1                  FLT           258,839,000    258,839,000       1,652,54         5,417,0       7,069,59
A-2                  SEQ             54,646,00      54,646,00          346,5                          346,5
A-3                  SEQ           123,250,000    123,250,000          797,016.67                     797,0
A-4                 STEP             83,139,00      83,139,00          549,410.23                     549,4
A-5                 STEP             64,854,00      64,854,00          445,871.25                     445,8
A-6                 STEP             65,000,00      65,000,00          418,166.67                     418,1
B
BS
R-II                  R                                                               -


Totals                             649,728,000    649,728,000       4,209,55         5,417,0       9,626,60

                                                  Current
                  Realized        Deferred       Principal
     Class         Losses         Interest        Balance
A-1                                               253,421,947.20
A-2                                                 54,646,000.00
A-3                                               123,250,000.00
A-4                                                 83,139,000.00
A-5                                                 64,854,000.00
A-6                                                 65,000,000.00
B                                                                       -
BS                                                                      -
R-II                                                                    -


Totals                                            644,310,947.20

Interest Accrual Detail       Current Period Factor Information per $1,000 of Original Face

                                                                            Orig. Principal      Prior
                   Period         Period                                    (with Notional)    Principal
     Class        Starting         Ending         Method          Cusip         Balance         Balance
A-1                                               A-Act/360       00755WHL3      258,839,000      1,000.000
A-2                                                F-30/360       00755WHM1        54,646,00      1,000.000
A-3                                                F-30/360       00755WHN9      123,250,000      1,000.000
A-4                                                A-30/360       00755WHP4        83,139,00      1,000.000
A-5                                                A-30/360       00755WHQ2        64,854,00      1,000.000
A-6                                                A-30/360       00755WHR0        65,000,00      1,000.000
B                                                                       -
BS                                                                      -
R-II                                                                    -

                                                                 Current
                                                   Total        Principal
     Class        Interest       Principal     Distribution      Balance
A-1                          6             20.            27.         979.071729
A-2                          6                              6      1,000.000000
A-3                          6                              6      1,000.000000
A-4                          6                              6      1,000.000000
A-5                          6                              6      1,000.000000
A-6                          6                              6      1,000.000000
B
BS
R-II

Distribution in Dollars - To Date
                  Original                      Unscheduled     Scheduled        Total          Total
     Class       Face Value       Interest       Principal      Principal      Principal     Distribution
A-1                258,839,000         1,652,5        5,007,4          409,6         5,417,0       7,069,59
A-2                  54,646,00            346,                                                        346,5
A-3                123,250,000            797,                                                        797,0
A-4                  83,139,00            549,                                                        549,4
A-5                  64,854,00            445,                                                        445,8
A-6                  65,000,00            418,                                                        418,1
B
BS
R-II

Totals             649,728,000         4,209,5        5,007,4          409,6         5,417,0       9,626,60

                                                  Current
                  Realized        Deferred       Principal
     Class         Losses         Interest        Balance
A-1                                               253,421,947.20
A-2                                                 54,646,000.00
A-3                                               123,250,000.00
A-4                                                 83,139,000.00
A-5                                                 64,854,000.00
A-6                                                 65,000,000.00
B                                                                       -
BS                                                                      -
R-II                                                                    -

Totals                                            644,310,947.20

Interest Detail
                    Pass      Prior Principal                     Non-           Prior        Unscheduled
                   Through    (with Notional)     Accrued       Supported        Unpaid        Interest
     Class          Rate          Balance        Interest      Interest SF      Interest      Adjustments
A-1                   6.76000%     258,839,000        1,652,5
A-2                   7.61000%       54,646,00           346,
A-3                   7.76000%     123,250,000           797,
A-4                   7.93000%       83,139,00           549,
A-5                   8.25000%       64,854,00           445,
A-6                   7.72000%       65,000,00           418,
B
BS
R-II

Totals                             649,728,000        4,209,5

                                  Paid or         Current
                   Optimal        Deferred        Unpaid
     Class        Interest        Interest       Interest
A-1                    1,652,5         1,652,5                          -
A-2                       346,            346,                          -
A-3                       797,            797,                          -
A-4                       549,            549,                          -
A-5                       445,            445,                          -
A-6                       418,            418,                          -
B                                                                       -
BS                                                                      -
R-II                                                                    -

Totals                 4,209,5         4,209,5                          -

Collection Account Report
SUMMARY                                                                                          TOTAL
Principal Collections                                                                              4,198,85
Principal Withdrawals
Principal Other Accounts
TOTAL PRINCIPAL                                                                                    4,198,85

Interest Collected                                                                                 5,691,08
Interest Withdrawals
Interest Other Accounts: Prepayment Penalties                                                           80,
Interest Fees                                                                                        (344,2
TOTAL INTEREST                                                                                5,427,756.88

TOTAL AVAILABLE TO CERTIFICATEHOLDERS                                                              9,626,60

PRINCIPAL-COLLECTIONS                                                                            TOTAL
Scheduled Principal                                                                             409,639.14
Curtailments                                                                                     97,821.43
Prepayments In Full                                                                           3,575,849.97
Repurchased Principal Amounts                                                                         0.00
Substitution Principal Accounts                                                                       0.00
Liquidations                                                                                    127,920.33
Insurance Principal                                                                                   0.00
Other Principal                                                                                       0.00
Total Realized Loss of Principal                                                                (12,380.21)

TOTAL PRINCIPAL COLLECTED                                                                          4,198,85

Collection Account Report
PRINCIPAL - WITHDRAWALS                                                                          TOTAL

SPACE INTENTIONALLY LEFT BLANK

PRINCIPAL - OTHER ACCOUNTS                                                                       TOTAL

SPACE INTENTIONALLY LEFT BLANK

INTEREST - COLLECTIONS                                                                           TOTAL
Scheduled Interest                                                                            5,736,306.81
Repurchase Interest                                                                                   0.00
Substitution Interest Amount                                                                          0.00
Liquidation Interest                                                                                884.78
Insurance Interest                                                                                    0.00
Other Interest                                                                                        0.00

Delinquent Interest                                                                          (1,012,931.35)
Interest Advanced                                                                               966,824.18
Prepayment Interest Shortfalls                                                                      (84.34)
Compensating Interest                                                                                84.34
Civil Relief Act Shortfalls                                                                           0.00

TOTAL INTEREST COLLECTED                                                                      5,691,084.42

Collection Account Report
INTEREST - WITHDRAWLS                                                                            TOTAL
Current Nonrecoverable Advances
Reimbursement of Delinquency/Servicing Advances

TOTAL INTEREST WITHDRAWALS

INTEREST - OTHER ACCOUNTS                                                                        TOTAL

SPACE INTENTIONALLY LEFT BLANK


INTEREST - FEES                                                                                  TOTAL
Current Servicing Fees                                                                          227,349.58
Trustee Fee Amount                                                                                4,101.85
Insurance Premium Amount                                                                        112,754.42

TOTAL FEES                                                                                      344,205.85

Credit Enhancement Report
ACCOUNTS                                                                                         TOTAL

 SPACE INTENTIONALLY LEFT BLANK

INSURANCE                                                                                        TOTAL

Total Insured Payments                                                                                0.00

STRUCTURAL FEATURES                                                                              TOTAL
Specified Overcollateralization Amount                                                       12,745,098.04
Current Overcollateralization Amount                                                          7,774,011.85
Overcollateralization Deficiency Amount                                                       6,189,288.33
Overcollateralization Deficit Amount                                                                  0.00
Overcollateralization Increase Amount                                                         1,218,202.14
Overcollateralization Reduction Amount                                                                0.00

Components of change in Overcollateralization*
Excess Interest generated by Pool                                                             1,218,202.14

TOTAL                                                                                         1,218,202.14

Collateral Report
COLLATERAL                                                                                       TOTAL
Loan Count:
Original                                                                                              7,895
Prior                                                                                                     0
Prefunding                                                                                                0
Scheduled Paid Offs                                                                                       0
Full Voluntary Prepayments                                                                             (47)
Repurchases                                                                                               0
Liquidations                                                                                            (1)
Current                                                                                              7,847


Principal Balance:
Original                                                                                    656,296,189.92
Prior                                                                                                 0.00
Prefunding                                                                                            0.00
Scheduled Principal                                                                            (409,639.14)
Partial and Full Voluntary Prepayments                                                       (3,673,671.40)
Repurchases
Liquidations                                                                                         (127,9
Current                                                                                     652,084,959.05

PREFUNDING                                                     ADJUSTABLE        FIXED           TOTAL


 SPACE INTENTIONALLY LEFT BLANK



CHARACTERISTICS                                                                                  TOTAL
Weighted Average Coupon Original                                                                 10.490126%
Weighted Average Coupon Prior                                                                     0.000000%
Weighted Average Coupon Current                                                                   0.000000%
Weighted Average Months to Maturity Original                                                           223
Weighted Average Months to Maturity Prior                                                                 0
Weighted Average Months to Maturity Current                                                             223
Weighted Avg Remaining Amortization Term Original                                                       332
Weighted Avg Remaining Amortization Term Prior                                                            0
Weighted Avg Remaining Amortization Term Current                                                        332
Weighted Average Seasoning Original                                                                    8.87
Weighted Average Seasoning Prior                                                                          0
Weighted Average Seasoning Current                                                                     8.87

ARM CHARACTERISTICS                                                                              TOTAL
Weighted Average Margin Original                                                                     0.000%
Weighted Average Coupon Prior                                                                        0.000%
Weighted Average Coupon Current                                                                      0.000%
Weighted Average Max Rate Original                                                                  10.490%
Weighted Average Max Rate Prior                                                                      0.000%
Weighted Average Max Rate Current                                                                   10.490%
Weighted Average Min Rate Original                                                                   9.983%
Weighted Average Min Rate Prior                                                                      0.000%
Weighted Average Min Rate Current                                                                    9.983%
Weighted Average Cap Up Original                                                                     0.000%
Weighted Average Cap Up Prior                                                                        0.000%
Weighted Average Cap Up Current                                                                      0.000%
Weighted Average Cap Down Original                                                                   0.000%
Weighted Average Cap Down Prior                                                                      0.000%
Weighted Average Cap Down Current                                                                    0.000%

SERVICING FEES / ADVANCES                                                                        TOTAL
Current Servicing Fees                                                                           227,349.58
Delinquent Servicing Fees                                                                         46,107.17
TOTAL SERVICING FEES                                                                             273,456.75

Total Servicing Fees                                                                            273,456.75
Compensating Interest                                                                               (84.34)
Delinquent Servicing Fees                                                                       (46,107.17)
COLLECTED SERVICING FEES                                                                        227,265.24

Prepayment Interest Shortfall                                                                         84.34

Total Advanced Interest                                                                          996,824.18

Current Nonrecoverable Advances                                                                        0.00

Unreimbursed Advances paid to Servicer this period                                                     0.00

ADDITIONAL COLLATERAL INFORMATION                                                                TOTAL

Weighted Average Coupon Net                                                                      10.489873%

Delinquency Report - Total
                                  Current        1 Payment     2 Payments     3+ Payments        Total
DELINQUENT     Balance                              12,105,61       2,745,51            387,     15,238,356
               % Balance                                1.86%          0.42%           0.06%          2.34%
               # Loans                                   165             41                2            208
               % # Loans                                2.10%          0.52%           0.03%          2.65%
FORECLOSURE    Balance
               % Balance                 0.00%          0.00%          0.00%           0.00%          0.00%
               # Loans
               % # Loans                 0.00%          0.00%          0.00%           0.00%          0.00%
BANKRUPTCY     Balance                    407,                           63,                          470,9
               % Balance                 0.06%          0.00%          0.01%           0.00%          0.07%
               # Loans                       5                                                            6
               % # Loans                 0.06%          0.00%          0.01%           0.00%          0.07%
REO            Balance
               % Balance                 0.00%          0.00%          0.00%           0.00%          0.00%
               # Loans
               % # Loans                 0.00%          0.00%          0.00%           0.00%          0.00%
TOTAL          Balance                    407,      12,105,61       2,809,46            387,     15,709,317
               % Balance                 0.06%          1.86%          0.43%           0.06%          2.41%
               # Loans
               % # Loans                 0.06%          2.10%          0.53%           0.03%          2.72%
Note: Current=0-29 days, 1 payment=30-59 days, 2 payments=60-89 days, 3+payments=90+

Prepayment Report - Voluntary Prepayments
VOLUNTARY PREPAYMENTS                                                                            TOTAL
Current
Number of Paid in Full Loans                                                                            47
Number of Repurchased Loans
Total Number of Loans Prepaid in Full                                                                   47

Paid in Full Balance                                                                               3,575,84
Repurchased Loan Balance
Curtailments Amount                                                                              97,821.43
Total Prepayment Amount                                                                            3,673,67

Cumulative
Number of Paid in Full Loans                                                                            47
Number of Repurchased Loans                                                                              0
Total Number of Loans Prepaid in Full                                                                   47

Paid in Full Balance                                                                               3,575,84
Repurchased Loan Balance
Curtailments Amount                                                                              97,821.43
Total Prepayment Amount                                                                            3,673,67

Prepayment Report - Voluntary Prepayments
VOLUNTARY PREPAYMENTS RATES                                                                      TOTAL
SMM                                                                                                   0.56%
3 Months Avg SMM
12 Months Avg SMM
Avg SMM Since Cut-off                                                                                 0.56%

CPR                                                                                                   6.52%
3 Months Avg CPR
12 Months Avg CPR
Avg CPR Since Cut-off                                                                                 6.52%

PSA                                                                                                 367.42%
3 Months Avg PSA Approximation
12 Months Avg PSA Approximation
Avg PSA Since Cut-off Approximation                                                                 367.42%

Realized Loss Report - Collateral
COLLATERAL REALIZED LOSSES                                                                       TOTAL
Current
Number of Loans Liquidated                                                                                1
Collateral Realized Loss/Gain Amount                                                                    12,
Net Liquidation Proceeds                                                                              115,5

Cumulative
Number of Loans Liquidated                                                                                1
Collateral Realized Loss/Gain Amount                                                                    12,
Net Liquidation Proceeds                                                                              115,5

Note: Collateral realized losses may include adjustments to loans liquidated in prior periods

Realized Loss Report - Collateral
DEFAULT SPEEDS                                                                                   TOTAL
MDR                                                                                                   0.02%
3 Months Avg MDR
12 Months Avg MDR
Avg MDR Since Cut-off                                                                                 0.02%

CDR                                                                                                   0.23%
3 Months Avg CDR
12 Months Avg CDR
Avg CDR Since Cut-off                                                                                 0.23%

SDA                                                                                                   1.32%
3 Months Avg SDA
12 Months Avg SDA
Avg SDA Since Cut-off                                                                                 1.32%

Loss Serverity Approximation for Current Period                                                       9.68%
3 Months Avg Loss Severity Approximation
12 Months Avg Loss Severity Approximation
Avg Loss Severity Approximation Since Cut-off                                                         9.68%

Triggers, Adj. Rate Cert. And Miscellaneous Report
TRIGGER EVENTS                                                                                   TOTAL
Has Servicer Termination Loss Trigger occurred                                                          No

ADJUSTABLE RATE CERTIFICATE INFORMATION                                                          TOTAL
Next Pass-Through Rates for Adjustable Rate Certificate
Class A-1                                                                                         6.760630%
Class A-5                                                                                         8.250000%
Class A-6                                                                                         7.720000%

ADDITIONAL INFORMATION                                                                           TOTAL
SUPPLEMENTAL INTEREST ACCOUNT

Supplemental Interest Amount                                                                           0.00
Supplemental Interest Shortfall Carry-Forward Amount                                                   0.00
Supplemental Interest Shortfall Amount                                                                 0.00
Deposite to Supp Int Acct (Class B Distribution*)                                                      0.00
Payment to Supplemental Interest Right                                                                 0.00
Payment to Class BS                                                                                    0.00
Supplemental Interest Account Ending Balance                                                           0.00